SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Medivation, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of

MEDIVATION, INC.

To Be Held On:

JULY 13, 2012 at 8:30 a.m. (Pacific time)

AT THE OFFICES OF COOLEY LLP, OUTSIDE COUNSEL TO MEDIVATION, INC.

101 CALIFORNIA STREET, 5TH FLOOR, SAN FRANCISCO, CALIFORNIA 94111

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before June 29, 2012.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08317, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders

• Proxy Statement

• Form of Electronic Proxy Card

• Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES FOR DIRECTOR LISTED BELOW, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 AND “FOR” PROPOSAL 6.

1. To elect the nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.      To approve Medivation’s Amended and Restated 2004 Equity Incentive Award Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 1,800,000 shares (on a pre-split basis) and to approve the plan’s performance criteria and award limits.

3.      To approve an amendment to Medivation’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Medivation’s common stock from 50,000,000 shares to 85,000,000 shares (on a pre-split basis).

NOMINEES:
Daniel D. Adams Gregory H. Bailey, M.D. Kim D. Blickenstaff David T. Hung, M.D. W. Anthony Vernon

4.      To approve an amendment to Medivation’s Restated Certificate of Incorporation, as amended, to effect a two-for-one stock split, with a proportionate increase in the number of authorized shares of Medivation’s common stock.

5.      To ratify the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as Medivation’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

6. To approve, on an advisory basis, the compensation of Medivation’s named executive officers, as disclosed in the accompanying proxy statement.

NOTE:In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Directions to the meeting may be found at www.cooley.com/offices

Please note that you cannot use this notice to vote by mail.